Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, Millions of Dollars Except Per Share Amounts)

	FIRST QUARTER
	2023	2022
NET SALES	$3,931.8	$4,448.0
COSTS AND EXPENSES
Cost of sales	3,096.3	3,142.6
Gross profit	835.5	1,305.4
% of Net Sales	21.2%	29.3%
Selling, general and administrative	825.1	960.3
% of Net Sales	21.0%	21.6%
Operating profit	10.4	345.1
% of Net sales	0.3%	7.8%
Other - net	63.7	62.0
Loss on sales of businesses	7.6	—
Restructuring charges	12.1	52.7
(Loss) income from operations	(73.0)	230.4
Interest - net	91.1	51.9
(LOSS) EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(164.1)	178.5
Income taxes on continuing operations	23.7	22.9
NET (LOSS) EARNINGS FROM CONTINUING OPERATIONS	(187.8)	155.6
Less: Net earnings attributable to non-controlling interests	—	0.1
NET (LOSS) EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREOWNERS	$(187.8)	$155.5
Add: Contract adjustment payments accretion	—	0.3
NET (LOSS) EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREOWNERS - DILUTED	$(187.8)	$155.8
Earnings from discontinued operations before income taxes	—	22.2
Income taxes on discontinued operations	—	2.4
NET EARNINGS FROM DISCONTINUED OPERATIONS	$—	$19.8
NET (LOSS) EARNINGS ATTRIBUTABLE TO COMMON SHAREOWNERS - DILUTED	$(187.8)	$175.6
NET (LOSS) EARNINGS ATTRIBUTABLE TO STANLEY BLACK & DECKER, INC.	$(187.8)	$175.3

BASIC (LOSS) EARNINGS PER SHARE OF COMMON STOCK
Continuing operations	$(1.26)	$1.00
Discontinued operations	$—	$0.13
Total basic (loss) earnings per share of common stock	$(1.26)	$1.13
DILUTED (LOSS) EARNINGS PER SHARE OF COMMON STOCK
Continuing operations	$(1.26)	$0.94
Discontinued operations	$—	$0.12
Total diluted (loss) earnings per share of common stock	$(1.26)	$1.06
DIVIDENDS PER SHARE OF COMMON STOCK	$0.80	$0.79
WEIGHTED-AVERAGE SHARES OUTSTANDING (in thousands)
Basic	149,574	155,433
Diluted	149,574	165,413

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, Millions of Dollars)

	April 1, 2023	December 31, 2022
ASSETS
Cash and cash equivalents	$387.6	$395.6
Accounts and notes receivable, net	1,607.9	1,231.0
Inventories, net	5,659.5	5,861.1
Other current assets	480.7	487.0
Total current assets	8,135.7	7,974.7
Property, plant and equipment, net	2,307.1	2,353.1
Goodwill and other intangibles, net	12,946.8	12,977.5
Other assets	1,682.1	1,658.0
Total assets	$25,071.7	$24,963.3
LIABILITIES AND SHAREOWNERS’ EQUITY
Short-term borrowings	$1,828.8	$2,102.9
Current maturities of long-term debt	1.2	1.2
Accounts payable	2,378.7	2,344.4
Accrued expenses	2,030.6	2,120.7
Total current liabilities	6,239.3	6,569.2
Long-term debt	6,101.1	5,352.9
Other long-term liabilities	3,238.9	3,327.0
Stanley Black & Decker, Inc. shareowners’ equity	9,490.3	9,712.1
Non-controlling interests’ equity	2.1	2.1
Total liabilities and shareowners' equity	$25,071.7	$24,963.3

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
SUMMARY OF CASH FLOW ACTIVITY
(Unaudited, Millions of Dollars)

		FIRST QUARTER
		2023	2022
	OPERATING ACTIVITIES
	Net (loss) earnings from continuing operations	$(187.8)	$155.6
	Net earnings from discontinued operations	—	19.8
	Depreciation and amortization	161.2	143.7
	Loss on sales of businesses	7.6	—
	Changes in working capital[1]	(181.2)	(1,336.1)
	Other	(86.1)	(224.1)
	Net cash used in operating activities	(286.3)	(1,241.1)
	INVESTING AND FINANCING ACTIVITIES
	Capital and software expenditures	(68.2)	(139.8)
	Business acquisitions, net of cash acquired	—	(36.5)
	Proceeds from debt issuances, net of fees	747.2	994.8
	Stock purchase contract fees	—	(9.8)
	Credit facility borrowings	—	2,250.0
	Net short-term commercial paper (repayments) borrowings	(285.9)	594.8
	Proceeds from issuances of common stock	3.1	13.7
	Purchases of common stock for treasury	(4.8)	(2,313.0)
	Craftsman contingent consideration	(9.1)	(9.8)
	Termination of interest rate swaps	—	22.7
	Cash dividends on common stock	(119.8)	(116.3)
	Effect of exchange rate changes on cash	9.1	4.8
	Other	0.5	11.2
	Net cash provided by investing and financing activities	272.1	1,266.8
	(Decrease) increase in cash, cash equivalents and restricted cash	(14.2)	25.7
	Cash, cash equivalents and restricted cash, beginning of period	404.9	294.8
	Cash, cash equivalents and restricted cash, end of period	$390.7	$320.5

	Free Cash Flow Computation[2]
	Net cash used in operating activities	$(286.3)	$(1,241.1)
	Less: capital and software expenditures	(68.2)	(139.8)
	Free cash flow (before dividends)	$(354.5)	$(1,380.9)

	Reconciliation of Cash, Cash Equivalents and Restricted Cash
		April 1, 2023	December 31, 2022
	Cash and cash equivalents	$387.6	$395.6
	Restricted cash included in Other current assets	3.1	9.3
	Cash, cash equivalents and restricted cash	$390.7	$404.9

1	Working capital is comprised of accounts receivable, inventory, accounts payable and deferred revenue.
2	Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners, and is useful information for investors. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common stock and business acquisitions, among other items.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited, Millions of Dollars)

	FIRST QUARTER
	2023	2022
NET SALES
Tools & Outdoor	$3,315.4	$3,801.2
Industrial	616.4	646.6
Segment Net Sales	3,931.8	4,447.8
Corporate Overhead	—	0.2
Total	$3,931.8	$4,448.0
SEGMENT PROFIT
Tools & Outdoor	$18.7	$378.5
Industrial	67.4	41.3
Segment Profit	86.1	419.8
Corporate Overhead	(75.7)	(74.7)
Total	$10.4	$345.1
Segment Profit as a Percentage of Net Sales
Tools & Outdoor	0.6%	10.0%
Industrial	10.9%	6.4%
Segment Profit	2.2%	9.4%

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		FIRST QUARTER 2023
		GAAP	Acquisition- Related Charges & Other[1]	Non-GAAP[3]
	Gross profit	$835.5	$73.4	$908.9
	% of Net Sales	21.2%		23.1%
	Selling, general and administrative	825.1	(20.7)	804.4
	% of Net Sales	21.0%		20.5%
	Operating profit	10.4	94.1	104.5
	% of Net Sales	0.3%		2.7%
	Loss from continuing operations before income taxes	(164.1)	106.8	(57.3)
	Income taxes on continuing operations	23.7	(20.4)	3.3
	Net loss from continuing operations attributable to common shareowners - Diluted	(187.8)	127.2	(60.6)
	Diluted loss per share of common stock - Continuing operations	$(1.26)	$0.85	$(0.41)

[1]	Acquisition-related charges and other relate primarily to footprint actions and other costs associated with the supply chain transformation, restructuring and integration-related costs.

		FIRST QUARTER 2022
		GAAP	Acquisition- Related Charges & Other[2]	Non-GAAP[3]
	Gross profit	$1,305.4	$88.8	$1,394.2
	% of Net Sales	29.3%		31.3%
	Selling, general and administrative	960.3	(78.9)	881.4
	% of Net Sales	21.6%		19.8%
	Operating profit	345.1	167.7	512.8
	% of Net Sales	7.8%		11.5%
	Earnings from continuing operations before income taxes	178.5	221.4	399.9
	Income taxes on continuing operations	22.9	29.8	52.7
	Net earnings from continuing operations attributable to common shareowners - Diluted	155.8	191.6	347.4
	Diluted earnings per share of common stock - Continuing operations	$0.94	$1.16	$2.10

[2]	Acquisition-related charges and other relate primarily to non-cash inventory step-up charges, restructuring, a voluntary retirement program, integration-related costs and the Russia business closure.
[3]	The non-GAAP 2023 and 2022 information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results, business trends and outlook measures aside from the material impact of acquisition-related and other charges and ensures appropriate comparability to operating results of prior periods.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		FIRST QUARTER 2023
		GAAP	Acquisition- Related Charges and Other[1]	Non-GAAP[3]
	SEGMENT PROFIT
	Tools & Outdoor	$18.7	$79.2	$97.9
	Industrial	67.4	0.3	67.7
	Segment Profit	86.1	79.5	165.6
	Corporate Overhead	(75.7)	14.6	(61.1)
	Total	$10.4	$94.1	$104.5
	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	0.6%		3.0%
	Industrial	10.9%		11.0%
	Segment Profit	2.2%		4.2%

[1]	Acquisition-related charges and other relate primarily to footprint actions and other costs associated with the supply chain transformation and integration-related costs.

		FIRST QUARTER 2022
		GAAP	Acquisition- Related Charges and Other[2]	Non-GAAP[3]
	SEGMENT PROFIT
	Tools & Outdoor	$378.5	$153.7	$532.2
	Industrial	41.3	3.5	44.8
	Segment Profit	419.8	157.2	577.0
	Corporate Overhead	(74.7)	10.5	(64.2)
	Total	$345.1	$167.7	$512.8
	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	10.0%		14.0%
	Industrial	6.4%		6.9%
	Segment Profit	9.4%		13.0%

[2]	Acquisition-related charges and other relate primarily to non-cash inventory step-up charges, a voluntary retirement program, integration-related costs and the Russia business closure.
[3]	The non-GAAP 2023 and 2022 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results, business trends and outlook measures aside from the material impact of acquisition-related and other charges and ensures appropriate comparability to operating results of prior periods.